This is filed pursuant to Rule 497 (e).

File Nos.: 2-79807  and  811-03586.
           -------       ---------

--------------------------------------------------------------------------------
                                    YIELDS
  For current recorded yield information on the Funds, call toll-free (800) 221-9513.
--------------------------------------------------------------------------------

  The Funds are open-end management investment companies with investment objectives of safety, liquidity and maximum current income (in the case of Alliance Municipal Trust-California, exempt from Federal income taxes and state income taxes) to the extent consistent with the first two objectives. Alliance Treasury Reserves is diversified. The California Portfolio of Alliance Municipal Trust is non-diversified, and is offered only to residents of California. This prospectus sets forth the information about each Fund that a prospective investor should know before investing. Please retain it for future reference.

  AN INVESTMENT IN A FUND IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED
 BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. THE CALIFORNIA PORTFOLIO OF ALLIANCE MUNICIPAL TRUST MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER. ACCORDINGLY, AN INVESTMENT IN SUCH PORTFOLIO MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

  A "Statement of Additional Information" for each Fund dated October 31, 1997, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A free copy may be obtained by contacting your Account Executive.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 CONTENTS
 -------
  Expense Information.....................................................   2
  Financial Highlights....................................................   3
  Investment Objectives and Policies......................................   5
  Purchase and Redemption of Shares.......................................   7
  Additional Information..................................................   8


                          CASH
                          MANAGEMENT
                          SERVICE


                          Alliance Treasury Reserves


                          Alliance Municipal Trust
                          -- California Portfolio



                          Prospectus October 31, 1997




                 [LOGO OF STONE & YOUNGBERG LLC APPEARS HERE]

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

  The Funds have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.


ANNUAL FUND OPERATING EXPENSES (as a percentage of average net      ATR   AMT-CA
 assets, after expense reimbursement)                               ---   ------
   Management Fees.................................................  .50%   .50%
   12b-1 Fees......................................................  .25    .25
   Other Expenses..................................................  .25    .25
                                                                    ----   ----
   Total Fund Operating Expenses................................... 1.00%  1.00%

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   ATR..........................................  $10     $32     $55     $122
   AMT--California..............................  $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

  The following tables have been audited by McGladrey & Pullen LLP, each of the Fund's independent auditors, whose unqualified report thereon appears in each Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in each Fund's Statement of Additional Information.


                                                                    SEPTEMBER 1, 1993(A)
                           YEAR ENDED    YEAR ENDED    YEAR ENDED         THROUGH
ALLIANCE TREASURY         JUNE 30, 1997 JUNE 30, 1996 JUNE 30, 1995    JUNE 30, 1994
RESERVES                  ------------- ------------- ------------- --------------------
Net asset value, begin-
 ning of period.........    $   1.00      $   1.00      $   1.00          $  1.00
                            --------      --------      --------          -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...       .0443         .0466         .0460            .0260
                            --------      --------      --------          -------
LESS: DIVIDENDS
Dividends from net in-
 vestment income........      (.0443)       (.0466)       (.0460)          (.0260)
                            --------      --------      --------          -------
Net asset value, end of
 period.................    $   1.00      $   1.00      $   1.00          $  1.00
                            ========      ========      ========          =======
TOTAL RETURNS
Total investment return
 based on: net asset
 value (b)..............        4.53%         4.77%         4.71%            3.18%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (in thousands).........    $704,084      $700,558      $493,702          $80,720
Ratio to average net
 assets of:
 Expenses, net of
  waivers and
  reimbursements........         .85%          .81%          .69%             .28%(c)
 Expenses, before
  waivers and
  reimbursements........        1.00%         1.05%         1.05%            1.28%(c)
 Net investment income
  (d)...................        4.43%         4.64%         4.86%            3.24%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

ALLIANCE                                                     CALIFORNIA PORTFOLIO
MUNICIPAL TRUST     ---------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED JUNE 30,                                    SIX MONTHS    JUNE 2, 1988(A)
                    ------------------------------------------------------------------------------      ENDED          THROUGH
                      1997      1996      1995      1994      1993      1992      1991      1990    JUNE 30, 1989 DECEMBER 31, 1988
                    --------  --------  --------  --------  --------  --------  --------  --------  ------------- -----------------
Net asset value,
 beginning of
 period..........     $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00      $ 1.00          $ 1.00
                    --------  --------  --------  --------  --------  --------  --------  --------    --------        --------
INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
  income.........       .027      .029      .027      .018      .020      .032      .043      .050        .029            .030
                    --------  --------  --------  --------  --------  --------  --------  --------    --------        --------
LESS: DIVIDENDS
 Dividends from
  net investment
  income.........      (.027)    (.029)    (.027)    (.018)    (.020)    (.032)    (.043)    (.050)      (.029)          (.030)
                    --------  --------  --------  --------  --------  --------  --------  --------    --------        --------
 Net asset value,
  end of period..     $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00      $ 1.00          $ 1.00
                    ========  ========  ========  ========  ========  ========  ========  ========    ========        ========
TOTAL RETURNS
 Total investment
  return based on
  net asset
  value(b).......       2.76%     2.91%     2.78%     1.83%     2.05%     3.26%     4.43%     5.17%       6.02%(c)        5.20%(c)
RATIOS/SUPPLEMENTAL
 DATA
 Net assets, end
  of period
  (000's
  omitted).......   $357,148  $297,862  $236,479  $219,673  $156,200  $121,317  $111,957  $104,097    $242,124        $103,390
 Ratio to average
  net assets of:
 Expenses, net of
  waivers and
  reimbursements..       .93%      .93%      .93%      .93%      .93%      .95%     1.00%      .99%        .92%(c)         .89%(c)
 Expenses, before
  waivers and
  reimbursements..       .96%      .94%     1.01%     1.02%     1.02%     1.05%     1.10%     1.09%       1.02%(c)        1.10%(c)
 Net investment
  income(d)......       2.73%     2.86%     2.75%     1.82%     2.01%     3.18%     4.32%     5.03%       5.90%(c)        5.21%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of expenses reimbursed or waived by the Adviser.

                                ---------------

  From time to time each Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. For ATR dividends for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 4.60%, equivalent to an effective yield of 4.69%. Absent such reimbursement, the annualized yield for such period would have been 4.45%, equivalent to an effective yield of 4.54%. Dividends for the California Portfolio for the seven days ended June 30, 1997, after expense reimbursement, amounted to an annualized yield of 3.08%, equivalent to an effective yield of 3.13%. Absent expense reimbursement, the annualized yield for this period would have been 3.05%, equivalent to an effective yield of 3.10%.

--------------------------------------------------------------------------------
                    INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

  The investment objectives of each of the Funds are--in the following order of priority--safety of principal, excellent liquidity and, to the extent con-sistent with the first two objectives, maximum current income (exempt from in-come taxation to the extent described below in the case of AMT-California). As a matter of fundamental policy, each Fund pursues its objectives by maintain-ing a portfolio of high-quality money market securities all of which at the time of investment have remaining maturities of one year (397 days with re-spect to ATR) or less, which maturities may extend to 397 days. While the fun-damental policies described above and the other fundamental investment poli-cies described below may not be changed without shareholder approval, each Fund may, upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional classes of shares in or-der to establish portfolios which may have different investment objectives. There can be no assurance that each Fund's objectives will be achieved.

  The Funds will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversifi-cation, quality and maturity limitations imposed by the Rule. The average ma-turity of each Fund's portfolio cannot exceed 90 days. A more detailed de-scription of Rule 2a-7 is set forth in each Fund's Statement of Additional In-formation. To the extent that each Fund's limitations are more permissive than Rule 2a-7, each Fund will comply with the more restrictive provisions of the Rule.

ALLIANCE TREASURY RESERVES

  The securities in which Alliance Treasury Reserves ("ATR") invests are: (1) issues of the U. S. Treasury, such as bills, certificates of indebtedness, notes and bonds; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New
York) in U.S. Government securities or State Street Bank and Trust Company, ATR's Custodian. For each repurchase agreement, ATR requires continual mainte-nance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. In the event of a dealer default, ATR might suffer a loss to the extent that the proceeds from the sale of the col-lateral were less than the repurchase price. ATR may commit up to 15% of its net assets to the purchase of when-issued U.S. Treasury securities. Delivery and payment for when-issued securities takes place after the transaction date. The payment amount and the interest rate that will be received on the securi-ties are fixed on the transaction date. The value of such securities may fluc-tuate prior to their settlement, thereby creating an unrealized gain or loss to ATR. The money market securities in which ATR may invest may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under 1940 Act. Variable rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate ob-ligation is tied. Some variable rate obligations allow the holder to demand payment of principal at any time, or at specified intervals. ATR follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

OTHER FUNDAMENTAL INVESTMENT POLICIES

  To maintain portfolio diversification and reduce investment risk, ATR may not: (1) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not exceeding 10% of its assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and ATR will not purchase any investment while any such borrowings exist; (2) pledge, hypothecate or in any manner transfer, as security for in-debtedness, its assets except to secure such borrowings; or (3) enter into re-purchase agreements, if as a result thereof, more than 10% of its assets would be subject to repurchase agreements not terminable within seven days.

ALLIANCE MUNICIPAL TRUST

  The investment objectives of AMT-California are safety of principal, liquid-ity and, to the extent consistent with these objectives, maximum current in-come that is exempt from income taxation to the extent described below. Except when such Portfolio assumes a temporary defensive position, as a matter of fundamental policy, at least 80% of such Portfolio's total assets will be in-vested in municipal securities (as opposed to the taxable investments de-scribed below). Normally, substantially all of such Portfolio's income will be tax-exempt as described below (e.g., for 1996, 100% of the income of such Portfolio was exempt from Federal income taxes).

  AMT-California seeks maximum current income that is exempt from Federal and California state personal income taxes by investing, as a matter of fundamen-tal policy, not less than 65% of its total assets in a portfolio of high qual-ity municipal securities issued by the State of California or its political subdivisions.

  AMT-California may invest without limitation in tax-exempt municipal securi-ties subject to the alternative minimum tax (the "AMT").

  Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified pri-vate activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) inter-est on all tax-exempt obligations will be included in "adjusted current earn-ings" of corporations for AMT purposes. Such bonds have provided, and may con-tinue to provide, somewhat higher yields than other comparable municipal secu-rities. See below, "Daily Dividends, Other Distributions, Taxes."

  There can be no assurance that AMT-California will achieve its investment objectives. Potential investors in AMT-California should consider the greater risk of the concentration of such Portfolio versus the safety that comes with less concentrated investments and should compare yields available on portfo-lios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Ad-viser believes that by maintaining such Portfolio's investments in liquid, short-term, high quality investments, such Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state. See the Statement of Additional Information for a more detailed discus-sion of the financial condition of California.

  Municipal Securities. The municipal securities in which AMT-California in-vests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various sea-sonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are se-cured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

  AMT-California may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, ac-cordingly, enhance the ability of AMT-California to maintain a stable net as-set value. Variable rate securities purchased may include participation inter-ests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion. AMT-California will comply with Rule 2a-7 with respect to its invest-ments in variable rate obligations supported by letters of credit.

  AMT-California's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Standard & Poor's Corpora-tion (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of compara-ble quality.

Securities must also meet credit standards applied by the Adviser.

  To further enhance the quality and liquidity of the securities in which AMT-California invests, such securities frequently are supported by credit and li-quidity enhancements, such as letters of credit, from third party financial institutions. The Adviser continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial in-stitution could cause AMT-California's investments backed by that institution to lose value and affect the Portfolio's share price.

  AMT-California also may invest in stand-by commitments, which may involve certain expenses and risks, but such commitments are not expected to comprise more than 5% of such Portfolio's net assets. AMT-California may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's custodian will maintain, in a separate account of AMT-California, liquid high-grade debt securities having value equal to, or greater than, such when-issued securities. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the pur-chase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to AMT-Califor-nia.

  Taxable Investments. The taxable investments in which AMT-California may in-vest include obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

  Other Investment Policies. AMT-California will not invest more than 10% of its net assets in illiquid securities. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely af-fected. Illiquid securities may include securities that are not readily mar-ketable.

  The following investment policies are fundamental policies with respect to AMT-California. AMT-California may not invest more than 25% of its total as-sets in municipal securities the interest upon which is paid from revenues of similar-type projects; may not invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, may not invest 50% of its respective total assets in as few as four issuers (but no more than 25% of total assets in any one issuer); and may not purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  For more information on the purchase and redemption of each Fund's shares, see such Fund's Statement of Additional Information.

  The Funds offer a variety of shareholder services. For more information about these services, please call your Account Executive.

PURCHASE OF SHARES

OPENING ACCOUNTS

  Instruct your Account Executive to use ATR or AMT-California in conjunction with your brokerage account. There is a $250 minimum initial investment for each Fund.

SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH STONE & YOUNGBERG

  Mail or deliver your check or negotiable draft payable to Stone & Youngberg, which will deposit it into the Fund(s). Please indicate your Stone & Youngberg brokerage account number on the check or draft.

 B. BY SWEEP

  Stone & Youngberg has available an automatic "sweep" to the Fund(s) for its customers' brokerage accounts. Proceeds from sale transactions, as well as other credit balances in your Stone & Youngberg brokerage account, will be swept into your money market fund daily.

 C. CUSTOMER SERVICE DESK

  Questions regarding purchases or sales of the Fund(s) can be answered by contacting 1-800-447-8686.

REDEMPTIONS

 A. BY CONTACTING YOUR ACCOUNT EXECUTIVE

  Instruct your Account Executive to order a withdrawal from your money market account and forward payment to you or your designee with a Stone & Youngberg check.

 B. BY SWEEP

  Stone & Youngberg's sweep arrangement moves money from your money market ac-count to cover purchases in your Stone & Youngberg brokerage account.

 C. BY CHECKWRITING

  With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any ac-crued dividends) in your account. First you must fill out the Signature Card which is located on the previous page of this prospectus. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. All check ordering must be handled through Stone & Youngberg.

--------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Fund's shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of a Fund is calculated by taking the sum of the value of that Fund's investments (amor-tized cost value is used for this purpose) and any cash or other assets, sub-tracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

  TIMING OF INVESTMENTS AND REDEMPTIONS. The Funds have two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

  During drastic economic or market developments, shareholders might have dif-ficulty in reaching Alliance Fund Services, Inc. by telephone in which event the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown in this prospectus. The Funds reserve the right to suspend or terminate their telephone service at any time without notice. Nei-ther the Funds nor the Adviser, or Alliance Fund Services, Inc. will be re-sponsible for the authenticity of telephone requests to purchase or sell shares. The Funds will employ reasonable procedures in order to verify that telephone requests are genuine and could be liable for losses arising from un-authorized transactions if it failed to do so. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

  Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

  DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of each Fund is determined each business day at 4:00 p.m. (New York time) and is paid immedi-ately thereafter pro rata to shareholders of that Fund of record via automatic investment in additional full and fractional shares of that Fund in each shareholder's account. As such additional shares are entitled to divi-dends on following days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in its net asset value and are not included in net income.

  Distributions to you out of tax-exempt interest income earned by AMT-Cali-fornia is not subject to Federal income tax (other than the AMT). Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal indi-vidual and corporate AMT. Distributions to individuals who are residents of Connecticut out of income earned by the Connecticut Portfolio from Connecticut municipal securities are exempt from Connecticut personal income taxes. Dis-tributions out of taxable interest income, other investment income, and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term capital gains irre-spective of the length of time you may have held your shares. Distributions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year just ended.

  THE ADVISER. Each Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105 under separate Advisory Agreements to pro-vide investment advice and, in general, to supervise its management and in-vestment program, subject to the general control of the Trustees of each Fund. For the fiscal year ended June 30, 1997, ATR and AMT-California each paid the Adviser an advisory fee at an annual rate of .49 and .50 of 1%, respectively, of the average daily value of the respective Portfolio's net assets.

  The Adviser is a leading international investment manager, supervising cli-ent accounts with assets as of September 30, 1997 totaling more than $217 bil-lion (of which more than $81 billion represented the assets of investment com-panies). The Adviser's clients are primarily major corporate employee benefit plans, public employee retirement plans, insurance companies, banks, founda-tions and endowment funds. The 54 registered investment companies managed by the Adviser comprising 116 separate investment portfolios currently have over two million shareholders. As of September 30, 1997, the Adviser was retained as an investment manager of employee benefit fund assets for 28 of the Fortune 100 companies.

  Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

  Under a Distribution Services Agreement (the "Agreement"), each Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate av-erage daily net assets. For the period ended June 30, 1997, ATR and AMT-Cali-fornia each paid the Adviser a distribution services fee at an annual rate of
 .11 and .22 of 1%, respectively, of the average daily value of the net assets of each Portfolio. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative and account-ing services provided to the Funds, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing the Funds' shares. The Funds believe that the administrative services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Funds or their shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regula-tions occur.

  The Adviser will reimburse each Fund to the extent that aggregate operating expenses of that Fund (including the Adviser's fee and expenses incurred under the Agreement) exceed 1% of its average daily net assets for any fiscal year.

  CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Com-pany, P.O. Box 1912, Boston, MA 02105, is the Funds' Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Funds' Transfer Agent and Distributor, respectively. The transfer agent charges a fee for its services.

  FUND ORGANIZATION. Alliance Government Reserves (not offered by this pro-spectus) and ATR are series of Alliance Government Reserves which is a diver-sified open-end management investment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since its formation in December 1978. AMT-California is a non-diversified series of Alliance Municipal Trust, which is also an open-end management investment company registered under the 1940 Act consisting of such series and seven other series not offered by this prospectus. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since its formation in January 1983. Each Fund's activities are supervised by its Trustees. Nor-mally, shares of each series of Alliance Municipal Trust and Alliance Govern-ment Reserves are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Massachu-setts law does not require annual meetings of shareholders and it is antici-pated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trust-ees.

  REPORTS. You receive semi-annual and annual reports for your Fund as well as a monthly summary of your account.

  Since this prospectus sets forth information about all the Funds, it is the-oretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this prospectus extends only to the disclosure relating to that Fund.

                                 Check-Writing
                                    Service

Complete the Signature Card. A supply of free checks will be sent to you shortly.

Send this completed form to:
Stone & Youngberg LLC
Attn: Cashier Dept.
50 California Street
Ste. 3500
San Francisco, CA 94111

--------------------------------------------------------------------------------

                                   ALLIANCE
--------------------------------------------------------------------------------
BROKER DEALER
                             STONE & YOUNGBERG LLC
--------------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED

--------------------------------------------------------------------------------
ACCOUNT ADDRESS           Street             City         State         Zip Code

--------------------------------------------------------------------------------
ACCOUNT SOCIAL SECURITY NO. OR TAXPAYER IDENTIFICATION NO.

--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S)

1. ..................................    2. ....................................

 FUND ACCOUNT NAME                         FUND ACCOUNT NO.
                                             74
 ......................................    ..................................
                   To be completed by Stone & Youngberg LLC


  Joint Accounts check one:     [_] Either owner is authorized to sign
                                    Redemption Checks.

                                [_] All owners are required to sign Redemption
                                    Checks.

                                (If no box is checked, only one signature will be required.)

Checkbooks are not transferable to other accounts. If you change account numbers or change funds, you must reapply for check-writing.

STATE STREET BANK AND TRUST COMPANY       Subject to conditions printed on the
                                          reverse side

================================================================================

        SIGNATURE GUARANTEED BY (see reverse side)

        ................................................................
        (Name of Bank or Firm)

        ................................................................
        (Name of Officer & Title)

The payment of funds is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures.

State Street Bank and Trust Company (the "Bank") is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the Fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.

This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Alliance mutual fund as to which the Depositor has arranged to redeem shares by check-writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees that he shall be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank has the right not to honor checks which do not meet the Bank's normal standards for checks presented to it, that the Bank and Alliance have the right to change, modify or terminate this check-writing service at any time; and that the Bank shall be liable only for its own negligence.

Send this completed form to:
Stone & Youngberg LLC
Attn: Cashier Dept.
50 California Street
Ste. 3500
San Francisco, CA 94111